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                                                                   EXHIBIT 23.2


                        INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
  Sapient Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                            KPMG Peat Marwick LLP

Boston, Massachusetts
June 10, 1998